Revenue	12 Months Ended
Dec. 31, 2025
Revenue [Abstract]
REVENUE
8.	REVENUE

	Year ended December 31,
	2025	2024	2023
Travel service	30,669,239	22,048,052	21,561,670
Technology	3,307,447	1,530,812	2,719,463
Cross-border products	48,960,081	26,261,424	7,559,455
Total	82,936,767	49,840,288	31,840,588

Revenues are recognized at a point in time and denominated only in USD. Included in the “travel service”, majority of the revenue amount represents the revenue for reselling of air-tickets requests by airline ticket agencies. Revenue for tickets purchased based on our judgment of potential trends, and revenue recorded from sales of tourism packages are insignificant of total revenue of travel service.